SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 29, 2001

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

       1-15467                                               35-2086905
       -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)

                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000




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Item 5.  Other Events

Attached hereto is a corrected Consent of Independent Public Accountants of Arthur Andersen LLP dated August 27, 2001. This Consent should replace the Arthur Andersen LLP Consent of Independent Public Accountants previously filed with Form 10-K/A for the year ending December 31, 2000 on August 29, 2001, which contained a typographical error with regards to a registration statement number.

Item 7. Financial Statements and Exhibits.

(a)      Exhibits:

     The following exhibits are filed as a part of this report:

     Exhibit 23 Consent of Independent Public Accountants of Arthur Andersen LLP dated August 27, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VECTREN CORPORATION
August 27, 2001


                                            By:  /s/ M. Susan Hardwick
                                                _______________________
                                                     M. Susan Hardwick
                                                     Vice President and
                                                     Controller